Exhibit 99.3

FREEBUTTON, INC.

(Formerly Secured Window Blinds, Inc.)

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2013

	FreeButton, Inc.	Media Rhythm Group Inc.	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$2,615	$9,193	$–	$11,808
Accounts receivable	–	14,002	–	14,002
Prepaid	1,344	–	–	1,344
Total Current Assets	3,959	23,195	–	27,154
Office equipment, net	3,507	1,933	–	5,440
Web development costs	18,845	–	–	18,845
Total Assets	$26,311	$25,128	$–	$51,439

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$23,953	$800	$(800)	$23,953
Due to related party	4,072	–	–	4,072
Promissory note	252,000	–	–	252,000
Corporate credit card	–	9,958	(9,958)	–

Total Current Liabilities	280,025	10,758	(10,758)	280,025

Stockholders’ Equity (Deficit)

Common stock	33,407	10,000	(10,000)	33,407

Additional paid-in-capital	76,265	–	–	76,265
Deficit accumulated during the Development stage	(363,386)	4,370	20,758	(338,258)

Total Stockholders’ Equity(Deficit)	(253,714)	14,370	10,758	(228,586)

Total Liabilities and Stockholders’ Equity (Deficit)	$26,311	$25,128	$–	$51,439

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FREEBUTTON, INC.

(Formerly Secured Window Blinds, Inc.)

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2012

	FreeButton, Inc.	Media Rhythm Group Inc.	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash	$21,674	$2,477	$–	$24,151
Accounts receivable	–	22,156	–	22,156

Total Current Assets	21,674	24,633	–	46,307
Office equipment - net	3,914	2,214	–	6,128
Web development costs	18,845	–	–	18,845
Total Assets	$44,433	$26,847	$–	$71,280

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$16,343	$1,528	$(1,528)	$16,343
Due to related party	4,072	–	–	4,072
Promissory note	145,000	–	–	145,000
Corporate credit card	–	8,235	(8,235)
Total Current Liabilities	165,415	9,763	(9,763)	165,415

Stockholders’ Equity (Deficit)

Common stock	33,300	10,000	(10,000)	33,300

Additional paid-in-capital	46,942	–	–	46,942
Deficit accumulated during the Development stage	(201,224)	7,084	19,763	(174,377)

Total Stockholders’ Equity(Deficit)	(120,982)	17,084	9,763	(94,135)

Total Liabilities and Stockholders’ Equity (Deficit)	$44,433	$26,847	$–	$71,280

2

FREEBUTTON, INC.

(Formerly Secured Window Blinds, Inc.)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

SIX MONTH INTERIM PERIOD ENDED JUNE 30, 2013

	FreeButton, Inc.	Media Rhythm Group Inc.	Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$–	$68,278	$–	$68,278

Gross Profit	$–	$68,278	$–	$68,278

Costs and Expenses
Office and general expense	56,276	12,976	–	69,252
Management fee	55,500	–	–	55,500
Marketing expenses	16,357	–	–	16,357
Commission expense	–	2,555	–	2,555
Professional fees	26,312	–	–	26,312
Total Cost and Expenses	(154,445)	(15,531)	–	(169,976)
Operating Income (Loss)	(154,445)	52,747		(101,698)

Other Income (Expense)
Interest expense	(7,717)	(483)	–	(8,200)

Total Other Income (Expense)	(7,717)	(483)	–	(8,200)

Provision for Income Taxes	–	(800)		(800)
Retained earnings, beginning of period	–	7,084		7,084
Distributions	–	(54,178)		(54,178)

Net Loss For The Period	$(162,162)	$4,370	–	$(157,792)

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FREEBUTTON, INC.

(Formerly Secured Window Blinds, Inc.)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	FreeButton, Inc.	Media Rhythm Group Inc.	Adjustments	Pro-Forma Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
Revenues
Net revenues	$–	$120,137	$–	$120,137

Gross Profit	$–	$120,137	$–	$120,137

Costs and Expenses
Office and general expense	29,218	46,410	–	75,628
Management fee	45,000	–	–	45,000
Marketing expenses	10,884	–	–	10,884
Commission expenses	–	4,728	–	4,728
Professional fees	37,871	–	–	37,871
Total Cost and Expenses	(122,973)	(51,138)	–	(174,111)
Operating Income (Loss)	(122,973)	68,999	–	(53,974)

Other Income (Expense)
Interest expense	(3,768)	(522)	–	(4,290)
Gain (loss) on debt settlement	10,000	–	–	10,000
Total Other Income (Expense)	6,232	(522)	–	5,710

Provision for income taxes	–	(800)	–	(800)

Net Income (Loss) for the year	$(116,741)	$67,677	$–	$(49,064)

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